                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 4, 2007
                                                         ----------------

                              --------------------

                            CATSKILL LITIGATION TRUST
                            -------------------------
               (Exact name of registrant as specified in charter)

          Delaware                  333-112603              16-6547621
          --------                  ----------              ----------
(State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)

c/o Christiana Bank & Trust Company, 1314 King Street, Wilmington, Delaware 19801
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                    (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (302) 888-7400
                                                           --------------

         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

      As previously  disclosed,  the Catskill  Litigation  Trust has received an assignment  of the  default  judgment  and has filed suit in the  United  States
District  Court for the  Northern  District of New York to enforce the March 20,
2001  judgment of the St Regis Mohawk Tribal Court  against  Harrah's  Operating
Company,  Inc. (a subsidiary of Harrah's  Entertainment,  Inc.,  NYSE:  HET) and
Clive  Cummis,  the  former  General  Counsel  of Park  Place  Entertainment,  a predecessor  company. By a decision and order dated December 4, 2007, the United
States District Court for the Northern  District of New York denied,  with leave to renew, a motion made by the defendants to dismiss the enforcement  action.  A copy of the decision and order is attached hereto as EXHIBIT 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (b)  Exhibits.

           99.1.  Decision & Order of the the United States  District  Court for
           the Northern District of New York, dated December 4, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       CATSKILL LITIGATION TRUST
                                           (Registrant)

Date: December 5, 2007
                                    By: /s/ Joseph E. Bernstein
                                       -----------------------------------------
                                       Joseph E. Bernstein
                                       Litigation Trustee